UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2021

DEXCOM, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2021, DexCom, Inc. (“DexCom”) filed its restated certificate of incorporation to declassify DexCom’s board of directors (the “Board”) over a three-year period beginning at the 2022 annual meeting of shareholders (the “Restated Charter”). The Restated Charter was previously approved by the Board and became effective upon its filing with the Secretary of State of the State of Delaware on May 21, 2021.

Additionally, the Board previously approved an amendment and restatement of the Company’s amended and restated bylaws (the “Bylaws”), which became effective upon the effectiveness of the Restated Charter. The Bylaws consist of conforming changes to reflect the declassification of the Board and implement proxy access procedures.

Copies of the Restated Charter and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing descriptions of the Restated Charter and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Charter and the Bylaws.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Proxies for DexCom’s Annual Meeting of Stockholders (the “Annual Meeting”) were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on the record date, there were 96,705,867 shares outstanding and entitled to vote and 86,703,748 shares were voted online, via telephone or by proxy on the matters described below.

(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(1) Holders of DexCom’s common stock voted to elect three Class I directors, each to serve until the DexCom’s 2024 Annual Meeting of Stockholders and until their successor has been elected and qualified, or until their earlier death, resignation or removal as follows:

Name	For	Against	Abstentions	Broker Non- Votes
Kevin R. Sayer	78,775,266	2,986,211	345,953	4,596,317
Nicholas Augustinos	68,863,671	13,203,637	40,123	4,596,317
Bridgette P. Heller	81,245,908	822,669	38,854	4,596,317

(2) Holders of DexCom’s common stock voted to ratify the selection by the Audit Committee of the Board of Directors for the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2021:

Number of Shares
Shares Voted in Favor:	83,456,097
Shares Voted Against:	3,211,326
Shares Abstaining:	36,325

(3) Holders of DexCom’s common stock voted to approve the non-binding vote on an advisory resolution on compensation paid to DexCom’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation discussion and analysis, compensation tables and narrative discussion:

Number of Shares
Shares Voted in Favor:	75,194,345
Shares Voted Against:	6,855,578
Shares Abstaining:	57,507
Broker Non-Votes:	4,596,317

4) Holders of DexCom’s common stock voted to approve the amendment and restatement of DexCom’s Certificate of Incorporation to declassify DexCom’s Board of Directors:

Number of Shares
Shares Voted in Favor:	82,031,874
Shares Voted Against:	47,585
Shares Abstaining:	27,972
Broker Non-Votes:	4,596,317

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Restated Certificate of Incorporation of DexCom, Inc.

3.2	Restated Certificate of Incorporation of DexCom, Inc., marked to show changes against the prior Restated Certificate of Incorporation.

3.3	Amended and Restated Bylaws of DexCom, Inc.

3.4	Amended and Restated Bylaws of DexCom, Inc., marked to show changes against the prior Amended and Restated Bylaws.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ Patrick M. Murphy
Patrick M. Murphy
Executive Vice President and Chief Legal Officer

Date: May 21, 2021